Exhibit 99.1

Media Contact:

Jess Page

QLogic Corporation

(949) 542-1455

jess.page@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

(949) 542-1330

doug.naylor@qlogic.com

QLOGIC REPORTS FIRST

QUARTER RESULTS FOR FISCAL 2017

•	Q1 net revenue of $116.4 million
•	Q1 operating margin of 12.9% GAAP; 23.5% non-GAAP
•	Q1 diluted EPS of $0.22 GAAP; $0.29 non-GAAP
•	Cash and marketable securities: $365.3 million as of July 3, 2016
•	On June 15, 2016, QLogic entered into a merger agreement with Cavium, Inc. (Cavium)

ALISO VIEJO, Calif., July 26, 2016—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its first quarter financial results for the period ended July 3, 2016.

Net revenue for the first quarter of fiscal 2017 was $116.4 million compared to $113.4 million in the same quarter last year.  Revenue from Advanced Connectivity Platforms was $108.6 million during the first quarter of fiscal 2017 compared to $102.6 million in the same quarter last year.

Net income on a GAAP basis for the first quarter of fiscal 2017 was $18.3 million, or $0.22 per diluted share, compared to $2.6 million, or $0.03 per diluted share, for the first quarter of fiscal 2016.  Net income on a non-GAAP basis for the first quarter of fiscal 2017 was $24.9 million, or $0.29 per diluted share, compared to $16.5 million, or $0.19 per diluted share, for the first quarter of fiscal 2016.

Business Outlook

Due to the pending acquisition by Cavium, QLogic will not be providing earnings guidance for the second quarter of fiscal 2017.

Non-GAAP Financial Measures

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP.  A summary of the historical non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

Conference Call

In light of the pending acquisition by Cavium, QLogic will not hold a conference call to discuss its financial results.

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain statements regarding the pending acquisition by Cavium) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: the possibility that the Cavium exchange offer and merger will not close within the anticipated time periods or at all; potential fluctuations in operating results; the company's ability to compete effectively with other companies; unfavorable economic conditions; the ability to attract and retain key personnel; gross margins that may vary over time; the stock price of the company may be volatile; the company's dependence on the networking markets served; the company's dependence on a small number of customers; the ability to maintain and gain market or industry acceptance of the company's products; the company's dependence on sole source and limited source suppliers; the company's dependence on third-party subcontractors and contract manufacturers; uncertain benefits from strategic business combinations, acquisitions and divestitures; the complexity of the company's products; declining average unit sales prices of comparable products; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales and purchasing patterns with customers and suppliers; changes in the company's tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; changes in and compliance with regulations; system security risks, data protection breaches and cyber-attacks; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; declines in the market value of the company's marketable securities; difficulties in transitioning to smaller geometry process technologies; the use of "open source" software in the company's products; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company's operating and financial results are described in the company's Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 3, 2016	June 28, 2015
Net revenues	$116,404	$113,405
Cost of revenues	48,302	47,067
Gross profit	68,102	66,338
Operating expenses:
Engineering and development	30,649	35,606
Sales and marketing	13,520	15,486
General and administrative	9,560	7,076
Special charges	(624)	1,079
Total operating expenses	53,105	59,247
Operating income	14,997	7,091
Interest and other income, net	2,346	359
Income before income taxes	17,343	7,450
Income tax expense (benefit)	(940)	4,894
Net income	$18,283	$2,556
Net income per share:
Basic	$0.22	$0.03
Diluted	$0.22	$0.03
Number of shares used in per share calculations:
Basic	83,431	87,334
Diluted	84,542	88,914

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 3, 2016	June 28, 2015
GAAP net income	$18,283	$2,556
Items excluded from GAAP net income:
Stock-based compensation	5,225	5,987
Amortization of acquisition-related intangible assets	4,328	3,636
Amortization of license fee	657	617
Transaction costs	2,716	—
Special charges	(624)	1,079
Gains recognized on previously impaired investment securities	(1,373)	—
Income tax adjustments	(4,333)	2,642
Total non-GAAP adjustments	6,596	13,961
Non-GAAP net income	$24,879	$16,517
Net income per diluted share:
GAAP net income	$0.22	$0.03
Adjustments	0.07	0.16
Non-GAAP net income	$0.29	$0.19

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP).  The non-GAAP financial measures presented exclude the items summarized in the above table.  Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis.  These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors.  Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability.  These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process.  In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures.  Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.  The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended
	July 3, 2016	June 28, 2015
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$268	$250
Amortization of acquisition-related intangible assets	4,159	3,467
Amortization of license fee	657	617
Total cost of revenue adjustments	5,084	4,334
Operating expenses:
Engineering and development:
Stock-based compensation	2,691	3,274
Sales and marketing:
Stock-based compensation	1,195	1,201
Amortization of acquisition-related intangible assets	169	169
General and administrative:
Stock-based compensation	1,071	1,262
Transactions costs	2,716	—
Special charges	(624)	1,079
Total operating expense adjustments	7,218	6,985
Interest and other income, net:
Gains recognized on previously impaired investment securities	(1,373)	—
Total non-GAAP adjustments before income taxes	10,929	11,319
Income tax adjustments	(4,333)	2,642
Total non-GAAP adjustments	$6,596	$13,961

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	July 3, 2016	April 3, 2016
ASSETS
Current assets:
Cash and cash equivalents	$119,618	$125,408
Marketable securities	245,657	229,439
Total cash and marketable securities	365,275	354,847
Accounts receivable, net	74,090	55,546
Inventories	36,574	39,745
Other current assets	13,617	13,268
Total current assets	489,556	463,406
Property and equipment, net	76,961	71,738
Goodwill	167,232	167,232
Purchased intangible assets, net	58,555	62,998
Deferred tax assets	41,897	41,003
Other assets	16,747	17,491
	$850,948	$823,868
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$39,294	$29,576
Accrued compensation	16,615	19,389
Accrued taxes	905	955
Other current liabilities	10,751	11,156
Total current liabilities	67,565	61,076
Accrued taxes	8,474	9,510
Other liabilities	5,526	5,904
Total liabilities	81,565	76,490
Stockholders’ equity:
Common stock	219	218
Additional paid-in capital	1,019,339	1,015,666
Retained earnings	1,787,413	1,769,130
Accumulated other comprehensive loss	(286)	(334)
Treasury stock	(2,037,302)	(2,037,302)
Total stockholders’ equity	769,383	747,378
	$850,948	$823,868

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Three Months Ended
	July 3, 2016	June 28, 2015
Cash flows from operating activities:
Net income	$18,283	$2,556
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,010	10,616
Stock-based compensation	5,225	5,987
Deferred income taxes	(940)	3,400
Other non-cash items, net	(1,042)	539
Changes in operating assets and liabilities:
Accounts receivable	(18,885)	2,517
Inventories	3,171	(8,671)
Other assets	(235)	(134)
Accounts payable	6,793	2,218
Accrued compensation	(2,774)	(4,913)
Accrued taxes, net	(1,128)	(3,081)
Other liabilities	(783)	(1,567)
Net cash provided by operating activities	17,695	9,467
Cash flows from investing activities:
Purchases of available-for-sale securities	(61,661)	(50,639)
Proceeds from sales and maturities of available-for-sale securities	45,679	34,209
Purchases of property and equipment	(7,842)	(10,782)
Other investing activities	1,373	—
Net cash used in investing activities	(22,451)	(27,212)
Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	2,575	16,497
Minimum tax withholding paid on behalf of employees for restricted stock units	(4,126)	(5,062)
Purchases of treasury stock	—	(17,856)
Other financing activities	517	1,124
Net cash used in financing activities	(1,034)	(5,297)
Net decrease in cash and cash equivalents	(5,790)	(23,042)
Cash and cash equivalents at beginning of period	125,408	115,241
Cash and cash equivalents at end of period	$119,618	$92,199

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended
	July 3, 2016	June 28, 2015
Advanced Connectivity Platforms	$108,629	$102,556
Legacy Connectivity Products	7,775	10,849
	$116,404	$113,405